                                                                 Exhibit 23(q-4)

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Pacific Capital Funds, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Irimga McKay and Patrick Keniston, and each of them, his true and lawful attorney and agent, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission with respect to the shares of beneficial interest of the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of November 17, 2005.





                        /s/ Richard L. Humphreys
                        -------------------------------------
                        Richard L. Humphreys, Trustee

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of Pacific Capital Funds, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Irimga McKay and Patrick Keniston, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of November ___, 2005.




                              /s/ Russell Kiyomi Okata
                              -------------------------------------
                              Russell Kiyomi Okata, Trustee

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of Pacific Capital Funds, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Irimga McKay and Patrick Keniston, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of November ___, 2005.




                        /s/ Stanley Wai-Chung Hong
                        -------------------------------------
                        Stanley Wai-Chung Hong, Trustee

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, an officer of Pacific Capital Funds, a Massachusetts business trust (the "Trust"), does hereby constitute and appoint Irimga McKay and Patrick Keniston, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended ("Securities Act"), the Investment Company Act of 1940, as amended ("1940 Act") and any rules, regulations and requirements of the Securities and Exchange Commission ("SEC"), in connection with the registration under the Securities Act of the shares of beneficial interest of the Trust (the "Securities") and in connection with the registration of the Trust under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Trust and the undersigned, the name of the undersigned as Trustee or an officer, as appropriate, of the Trust to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Trust and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of November 22, 2005.




                                /s/ Oswald K. Stender
                                -------------------------------------
                                Oswald K. Stender, Trustee